UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.       )

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Trustmark Corporation

(Name of Registrant as Specified in Its Charter)

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Your Vote Counts!
P.O. BOX 291 JACKSON, MS 39205-0291	TRUSTMARK CORPORATION 2022 Annual Meeting Vote by April 25, 2022 11:59 PM ET. For shares held in a Plan, vote by April 20, 2022 11:59 PM ET.

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You invested in TRUSTMARK CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 26, 2022.

Get informed before you vote

View the 2022 Notice and Proxy Statement, 2021 Year in Review and 2021 Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 12, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors - To elect a board of eleven directors to hold office for the ensuing year or until their successors are elected and qualified. Nominees:
1a.	Adolphus B. Baker	For

1b.	William A. Brown	For

1c.	Augustus L. Collins	For

1d.	Tracy T. Conerly	For

1e.	Duane A. Dewey	For

1f.	Marcelo Eduardo	For

1g.	J. Clay Hays, Jr., M.D.	For

1h.	Gerard R. Host	For

1i.	Harris V. Morrissette	For

1j.	Richard H. Puckett	For

1k.	William G. Yates III	For

2.	To provide advisory approval of Trustmark’s executive compensation.	For

3.

To approve an amendment of the Trustmark Corporation Amended and Restated Stock and Incentive Compensation Plan to increase the number of authorized shares that may be issued under the Plan and to update the Plan’s provisions addressing dividends and dividend equivalents.

For

4.	To ratify the selection of Crowe LLP as Trustmark’s independent auditor for the fiscal year ending December 31, 2022.	For

5.	To transact such other business as may properly come before the meeting.

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